Eos Energy Enterprises Appoints Jeff McNeil to Board of Directors Former Enphase senior executive brings extensive global manufacturing and supply chain experience in the semiconductor and energy industries to the Eos Board October 6, 2023 — EDISON, N.J. — Eos Energy Enterprises, Inc. (NASDAQ: EOSE) ("Eos" or the “Company”), a leading provider of safe, scalable, efficient, and sustainable zinc-based long duration energy storage systems, today announced that Jeff McNeil, former Chief Operating Officer, and Executive Vice President of Enphase, has been appointed to the Eos Board of Directors, effective October 6, 2023. McNeil brings over 40 years of engineering, manufacturing, supply chain, quality, customer service and executive management experience in the semiconductor, disk drive, and solar industries holding various senior roles. Prior to Enphase, Jeff held an impressive 21-year tenure at Cypress Semiconductor, where he served as Senior Vice President, Worldwide Operations responsible for manufacturing, planning, and logistics. “We are thrilled to welcome Jeff to the Eos Board,” said Russ Stidolph, Chairman of Eos. “As we continue to grow and scale our business, Jeff’s extensive operational knowledge and the critical role he played at Enphase makes him a great addition to our Board.” McNeil is currently serving as a board member for Upstart Power, a residential fuel cell manufacturer. With his previous experience as both an advisor and board member in the manufacturing space, he brings expertise and insights to support Eos as the Company focuses on executing operational scale for the Eos Z3TM energy storage system. “Jeff is a great addition to our Board, and he also strengthens our operational domain expertise. His guidance will be instrumental in helping us deliver our planned capacity expansion and scale the company,” said Joe Mastrangelo, Chief Executive Officer. “I look forward to partnering with him and having his real- world experience and guidance to position Eos for the next phase of its development.” “It’s an honor to join the Board at such a pivotal time in the Company’s growth,” McNeil said. “I look forward to leveraging my past experiences to help the Company navigate a rapidly evolving environment as it continues to scale and to help position Eos to become a key player in the world’s energy transition.” About Eos Eos Energy Enterprises, Inc. is accelerating the shift to clean energy with positively ingenious solutions that transform how the world stores power. Our breakthrough Znyth™ aqueous zinc battery was designed to overcome the limitations of conventional lithium-ion technology. Safe, scalable, efficient, sustainable—and manufactured in the U.S—it's the core of our innovative systems that today provide utility, industrial, and commercial customers with a proven, reliable energy storage alternative for 3- to 12-hour applications. Eos was founded in 2008 and is headquartered in Edison, New Jersey. For more information about Eos (NASDAQ: EOSE), visit eose.com.

2 Contacts Investors: ir@eose.com Media: media@eose.com Forward-Looking Statements / Disclaimer This press release includes certain statements that may constitute "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Forward- looking statements include, but are not limited to, statements that refer to forecasts or other characterizations of future events or circumstances, including any underlying assumptions. The words "anticipate," "believe," "continue," "could," "estimate," "expect," "intends," "may," "might," "plan," "possible," "potential," "predict," "project," "should," "would" and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Factors which may cause actual results to differ materially from current expectations include, but are not limited to: changes adversely affecting the business in which we are engaged; our ability to forecast trends accurately; our ability to secure final approval of a loan guarantee from the Department of Energy or the timing and final amount of any loan; our ability to generate cash, service indebtedness and incur additional indebtedness; our ability to secure financing to continue expansion; our ability to secure grants or other federal, state and local investment; our ability to secure satisfactory intercreditor arrangements or modifications with respect to our existing debt financings; our customer’s ability to secure project financing; our ability to develop efficient manufacturing processes to scale and to forecast related costs and efficiencies accurately, and to secure labor; fluctuations in our revenue and operating results; competition from existing or new competitors; the failure to convert firm order backlog and pipeline to revenue; the failure to sufficiently reduce manufacturing costs, potential delays in the launch of our Eos Z3 battery; inefficient implementation of the Inflation Reduction Act of 2022; the amount of final tax credits available to our customers or to Eos pursuant to the Inflation Reduction Act; risks associated with security breaches in our information technology systems; the risk of a government shutdown as Eos remains in due diligence on its loan application with the U.S. Department of Energy Loan Programs Office or while we await approval and funding of any loan guarantee; risks related to legal proceedings or claims; risks associated with evolving energy policies in the United States and other countries and the potential costs of regulatory compliance; risks associated with changes in federal, state, or local laws; risks associated with potential costs of regulatory compliance; risks associated with changes to U.S. trade policies; risks resulting from the impact of global pandemics, including the novel coronavirus, Covid-19; our ability to maintain the listing of our shares of common stock on NASDAQ; our ability to grow our business and manage growth profitably, maintain relationships with customers and suppliers and retain our management and key employees; risks related to the adverse changes in general economic conditions, including inflationary pressures and increased interest rates; risk from supply chain disruptions and other impacts of geopolitical conflict; changes in applicable laws or regulations; the possibility that Eos may be adversely affected by other economic, business, and/or competitive factors; other factors beyond our control; risks related to adverse changes in general economic conditions and other risks and uncertainties. The forward-looking statements contained in this press release are also subject to additional risks, uncertainties, and factors, including those more fully described in Eos’s most recent filings with the Securities and Exchange Commission, including Eos’s most recent Annual Report on Form 10-K and subsequent reports on Forms 10-Q and 8-K. Further information on potential risks that could affect actual results will be included in the subsequent periodic and current reports and other filings that Eos makes with the Securities and Exchange Commission from time to time. Moreover, Eos operates in a very competitive and rapidly changing environment, and new risks and uncertainties may emerge that could have an impact on the forward-looking statements contained in this press release. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and, except as required by law, Eos assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.